UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D. C. 20549


                                     FORM 8-K/A

                                  CURRENT REPORT
      Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):  April 25, 2005

                      STRUCTURED ASSET INVESTMENT LOAN TRUST
             Mortgage Pass-Through Certificates, Series 2005-2 Trust
              (Exact name of registrant as specified in its charter)

New York (governing law of            333-120575-11       54-2169396
Pooling and Servicing Agreement)      (Commission         54-2169397
(State or other                       File Number)        54-2169398
jurisdiction                                              IRS EIN
of Incorporation)



       c/o Wells Fargo Bank, N.A.
       9062 Old Annapolis Road
       Columbia, MD                                         21045
       (Address of principal executive offices)             (Zip Code)


       Registrant's telephone number, including area code:  (410) 884-2000

       (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))


ITEM 8.01  Other Events

Subsequent to filing the 8-K relating to the payment date on April 25, 2005, a revision was made to the STRUCTURED ASSET INVESTMENT LOAN TRUST, Mortgage Pass-Through Certificates, Series 2005-2 which was not included in the original 8-K filed. The 8-K is being amended because the PMI fees were revised due to a tax issue. This revision was not previously disclosed in a 1934 Act filing. The revised data has been and will continue to be available on the Wells Fargo Bank, website at www.ctslink.com.

ITEM 9.01  Financial Statements and Exhibits

      (c)  Exhibits


           Exhibit Number               Description

           EX-99.1 Amended monthly report distributed to holders of Mortgage Pass-Through Certificates, Series 2005-2 Trust, relating to the April 25,
                                   2005 distribution.

           EX-99.2                 Murrayhill Credit Risk Manager Report



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                      STRUCTURED ASSET INVESTMENT LOAN TRUST
             Mortgage Pass-Through Certificates, Series 2005-2 Trust
                                   (Registrant)

              By:    Wells Fargo Bank, N.A. as Securities Administrator
              By:   /s/   Beth Belfield as Officer
              By:    Beth Belfield as Officer
              Date:  6/9/2005

                                INDEX TO EXHIBITS

Exhibit Number               Description

EX-99.1 Amended monthly report distributed to holders of Mortgage Pass-Through Certificates, Series 2005-2 Trust, relating to the April 25, 2005 distribution.

EX-99.2                      Murrayhill Credit Risk Manager Report



                   EX-99.1

Structured Asset Investment Loan Trust
Mortgage Pass-Through Certificates


Record Date:             3/31/2005
Distribution Date:       4/25/2005


Structured Asset Investment Loan Trust
Mortgage Pass-Through Certificates
Series 2005-2


Contact: Customer Service - CTSLink
         Wells Fargo Bank, N.A.
         Securities Administration Services
         7485 New Horizon Way
         Frederick, MD 21703
         www.ctslink.com
         Telephone: (301) 815-6600
         Fax:       (301) 815-6660








                                        Certificateholder Distribution Summary

                                           Certificate         Certificate            Beginning
                                                 Class        Pass-Through          Certificate             Interest
Class                  CUSIP                Description                Rate              Balance         Distribution

A1                       86358EQU3                  SEN            3.11000%       347,384,397.08           930,314.71
A2                       86358EQV1                  SEN            2.97000%       440,964,627.26         1,127,767.03
A3                       86358EQW9                  SEN            3.10000%       225,390,000.00           601,666.08
A4                       86358EQX7                  SEN            3.22000%       108,655,000.00           301,276.17
A5                       86358EQY5                  SEN            3.12000%       478,151,368.56         1,284,633.34
A6                       86358EQZ2                  SEN            3.14000%       119,538,090.90           323,217.72
M1                       86358ERA6                  SEN            3.30000%        59,052,000.00           167,806.10
M2                       86358ERB4                  MEZ            3.34000%        54,047,000.00           155,445.18
M3                       86358ERC2                  MEZ            3.37000%        27,024,000.00            78,422.15
M4                       86358ERD0                  MEZ            3.53000%        24,021,000.00            73,017.17
M5                       86358ERE8                  MEZ            3.56000%        23,020,000.00            70,569.09
M6                       86358ERF5                  MEZ            3.63000%        15,013,000.00            46,928.14
M7                       86358ERG3                  MEZ            4.10000%        17,015,000.00            60,072.40
M8                       86358ERH1                  MEZ            4.15000%        15,013,000.00            53,650.62
M9                       86358ERJ7                  MEZ            4.95000%        20,018,000.00            85,326.73
B                        86358EQT6                  SUB            5.35000%         6,005,000.00            27,664.70
X                        SAI05002X                  RES            0.00000%        10,008,537.60         6,287,368.63
P                        SAI05002P                  RES            0.00000%               100.00           261,017.26

Totals                                                                          1,990,320,121.40        11,936,163.22

                                   Certificateholder Distribution Summary (continued)

                                                 Current              Ending                               Cumulative
                          Principal             Realized         Certificate                Total            Realized
Class                   Distribution                 Loss             Balance         Distribution              Losses

A1                      6,830,637.66                 0.00      340,553,759.42         7,760,952.37                0.00
A2                     15,239,055.04                 0.00      425,725,572.22        16,366,822.07                0.00
A3                              0.00                 0.00      225,390,000.00           601,666.08                0.00
A4                              0.00                 0.00      108,655,000.00           301,276.17                0.00
A5                      7,426,537.72                 0.00      470,724,830.84         8,711,171.06                0.00
A6                      1,856,638.29                 0.00      117,681,452.61         2,179,856.01                0.00
M1                              0.00                 0.00       59,052,000.00           167,806.10                0.00
M2                              0.00                 0.00       54,047,000.00           155,445.18                0.00
M3                              0.00                 0.00       27,024,000.00            78,422.15                0.00
M4                              0.00                 0.00       24,021,000.00            73,017.17                0.00
M5                              0.00                 0.00       23,020,000.00            70,569.09                0.00
M6                              0.00                 0.00       15,013,000.00            46,928.14                0.00
M7                              0.00                 0.00       17,015,000.00            60,072.40                0.00
M8                              0.00                 0.00       15,013,000.00            53,650.62                0.00
M9                              0.00                 0.00       20,018,000.00            85,326.73                0.00
B                               0.00                 0.00        6,005,000.00            27,664.70                0.00
X                               0.00                 0.00       10,008,537.60         6,287,368.63                0.00
P                               0.00                 0.00              100.00           261,017.26                0.00

Totals                 31,352,868.71                 0.00    1,958,967,252.69        43,289,031.93                0.00

All distributions required by the Pooling and Servicing Agreement have been calculated by the
Certificate Administrator on behalf of the Trustee.



                                                Principal Distribution Statement

                         Original            Beginning          Scheduled       Unscheduled
                             Face          Certificate          Principal         Principal                        Realized
Class                       Amount              Balance       Distribution      Distribution        Accretion       Loss (1)

A1                  350,000,000.00       347,384,397.08               0.00      6,830,637.66             0.00           0.00
A2                  446,800,000.00       440,964,627.26               0.00     15,239,055.04             0.00           0.00
A3                  225,390,000.00       225,390,000.00               0.00              0.00             0.00           0.00
A4                  108,655,000.00       108,655,000.00               0.00              0.00             0.00           0.00
A5                  480,539,000.00       478,151,368.56               0.00      7,426,537.72             0.00           0.00
A6                  120,135,000.00       119,538,090.90               0.00      1,856,638.29             0.00           0.00
M1                   59,052,000.00        59,052,000.00               0.00              0.00             0.00           0.00
M2                   54,047,000.00        54,047,000.00               0.00              0.00             0.00           0.00
M3                   27,024,000.00        27,024,000.00               0.00              0.00             0.00           0.00
M4                   24,021,000.00        24,021,000.00               0.00              0.00             0.00           0.00
M5                   23,020,000.00        23,020,000.00               0.00              0.00             0.00           0.00
M6                   15,013,000.00        15,013,000.00               0.00              0.00             0.00           0.00
M7                   17,015,000.00        17,015,000.00               0.00              0.00             0.00           0.00
M8                   15,013,000.00        15,013,000.00               0.00              0.00             0.00           0.00
M9                   20,018,000.00        20,018,000.00               0.00              0.00             0.00           0.00
B                     6,005,000.00         6,005,000.00               0.00              0.00             0.00           0.00
X                             0.00        10,008,537.60               0.00              0.00             0.00           0.00
P                           100.00               100.00               0.00              0.00             0.00           0.00

Totals            1,991,747,100.00     1,990,320,121.40               0.00     31,352,868.71             0.00           0.00

(1) Amount Does Not Include Excess Special Hazard, Bankruptcy, or Fraud Losses Unless Otherwise Disclosed.
    Please Refer to the Prospectus Supplement for a Full Description.


                         Principal Distribution Statement (continued)

                             Total               Ending           Ending               Total
                         Principal          Certificate      Certificate           Principal
 Class                    Reduction              Balance       Percentage        Distribution

 A1                    6,830,637.66       340,553,759.42       0.97301074        6,830,637.66
 A2                   15,239,055.04       425,725,572.22       0.95283253       15,239,055.04
 A3                            0.00       225,390,000.00       1.00000000                0.00
 A4                            0.00       108,655,000.00       1.00000000                0.00
 A5                    7,426,537.72       470,724,830.84       0.97957675        7,426,537.72
 A6                    1,856,638.29       117,681,452.61       0.97957675        1,856,638.29
 M1                            0.00        59,052,000.00       1.00000000                0.00
 M2                            0.00        54,047,000.00       1.00000000                0.00
 M3                            0.00        27,024,000.00       1.00000000                0.00
 M4                            0.00        24,021,000.00       1.00000000                0.00
 M5                            0.00        23,020,000.00       1.00000000                0.00
 M6                            0.00        15,013,000.00       1.00000000                0.00
 M7                            0.00        17,015,000.00       1.00000000                0.00
 M8                            0.00        15,013,000.00       1.00000000                0.00
 M9                            0.00        20,018,000.00       1.00000000                0.00
 B                             0.00         6,005,000.00       1.00000000                0.00
 X                             0.00        10,008,537.60       0.00000000                0.00
 P                             0.00               100.00       1.00000000                0.00

 Totals               31,352,868.71     1,958,967,252.69       0.98354216       31,352,868.71


                                     Principal Distribution Factors Statement

                             Original          Beginning         Scheduled        Unscheduled
                                 Face        Certificate         Principal          Principal
Class (2)                       Amount            Balance      Distribution       Distribution          Accretion


A1                      350,000,000.00       992.52684880        0.00000000        19.51610760         0.00000000
A2                      446,800,000.00       986.93963129        0.00000000        34.10710618         0.00000000
A3                      225,390,000.00      1000.00000000        0.00000000         0.00000000         0.00000000
A4                      108,655,000.00      1000.00000000        0.00000000         0.00000000         0.00000000
A5                      480,539,000.00       995.03134722        0.00000000        15.45459936         0.00000000
A6                      120,135,000.00       995.03134723        0.00000000        15.45459933         0.00000000
M1                       59,052,000.00      1000.00000000        0.00000000         0.00000000         0.00000000
M2                       54,047,000.00      1000.00000000        0.00000000         0.00000000         0.00000000
M3                       27,024,000.00      1000.00000000        0.00000000         0.00000000         0.00000000
M4                       24,021,000.00      1000.00000000        0.00000000         0.00000000         0.00000000
M5                       23,020,000.00      1000.00000000        0.00000000         0.00000000         0.00000000
M6                       15,013,000.00      1000.00000000        0.00000000         0.00000000         0.00000000
M7                       17,015,000.00      1000.00000000        0.00000000         0.00000000         0.00000000
M8                       15,013,000.00      1000.00000000        0.00000000         0.00000000         0.00000000
M9                       20,018,000.00      1000.00000000        0.00000000         0.00000000         0.00000000
B                         6,005,000.00      1000.00000000        0.00000000         0.00000000         0.00000000
X                                 0.00         0.00000000        0.00000000         0.00000000         0.00000000
P                               100.00      1000.00000000        0.00000000         0.00000000         0.00000000

(2) All classes per $1,000 denominations.




                             Principal Distribution Factors Statement (continued)

                                               Total             Ending            Ending              Total
                         Realized          Principal        Certificate       Certificate          Principal
Class                     Loss (3)          Reduction            Balance        Percentage       Distribution

A1                      0.00000000        19.51610760       973.01074120        0.97301074        19.51610760
A2                      0.00000000        34.10710618       952.83252511        0.95283253        34.10710618
A3                      0.00000000         0.00000000     1,000.00000000        1.00000000         0.00000000
A4                      0.00000000         0.00000000     1,000.00000000        1.00000000         0.00000000
A5                      0.00000000        15.45459936       979.57674786        0.97957675        15.45459936
A6                      0.00000000        15.45459933       979.57674791        0.97957675        15.45459933
M1                      0.00000000         0.00000000     1,000.00000000        1.00000000         0.00000000
M2                      0.00000000         0.00000000     1,000.00000000        1.00000000         0.00000000
M3                      0.00000000         0.00000000     1,000.00000000        1.00000000         0.00000000
M4                      0.00000000         0.00000000     1,000.00000000        1.00000000         0.00000000
M5                      0.00000000         0.00000000     1,000.00000000        1.00000000         0.00000000
M6                      0.00000000         0.00000000     1,000.00000000        1.00000000         0.00000000
M7                      0.00000000         0.00000000     1,000.00000000        1.00000000         0.00000000
M8                      0.00000000         0.00000000     1,000.00000000        1.00000000         0.00000000
M9                      0.00000000         0.00000000     1,000.00000000        1.00000000         0.00000000
B                       0.00000000         0.00000000     1,000.00000000        1.00000000         0.00000000
X                       0.00000000         0.00000000         0.00000000        0.00000000         0.00000000
P                       0.00000000         0.00000000     1,000.00000000        1.00000000         0.00000000

(3) Amount Does Not Include Excess Special Hazard, Bankruptcy, or Fraud Losses Unless Otherwise Disclosed.
    Please Refer to the Prospectus Supplement for a Full Description.






                                                Interest Distribution Statement

                                                            Beginning                           Payment of
                         Original          Current       Certificate/            Current            Unpaid            Current
                             Face      Certificate           Notional            Accrued          Interest           Interest
Class                       Amount             Rate            Balance           Interest         Shortfall          Shortfall


A1                  350,000,000.00         3.11000%     347,384,397.08         930,314.71              0.00               0.00
A2                  446,800,000.00         2.97000%     440,964,627.26       1,127,767.03              0.00               0.00
A3                  225,390,000.00         3.10000%     225,390,000.00         601,666.08              0.00               0.00
A4                  108,655,000.00         3.22000%     108,655,000.00         301,276.17              0.00               0.00
A5                  480,539,000.00         3.12000%     478,151,368.56       1,284,633.34              0.00               0.00
A6                  120,135,000.00         3.14000%     119,538,090.90         323,217.72              0.00               0.00
M1                   59,052,000.00         3.30000%      59,052,000.00         167,806.10              0.00               0.00
M2                   54,047,000.00         3.34000%      54,047,000.00         155,445.18              0.00               0.00
M3                   27,024,000.00         3.37000%      27,024,000.00          78,422.15              0.00               0.00
M4                   24,021,000.00         3.53000%      24,021,000.00          73,017.17              0.00               0.00
M5                   23,020,000.00         3.56000%      23,020,000.00          70,569.09              0.00               0.00
M6                   15,013,000.00         3.63000%      15,013,000.00          46,928.14              0.00               0.00
M7                   17,015,000.00         4.10000%      17,015,000.00          60,072.40              0.00               0.00
M8                   15,013,000.00         4.15000%      15,013,000.00          53,650.62              0.00               0.00
M9                   20,018,000.00         4.95000%      20,018,000.00          85,326.73              0.00               0.00
B                     6,005,000.00         5.35000%       6,005,000.00          27,664.70              0.00               0.00
X                             0.00         0.00000%   1,990,320,121.40               0.00              0.00               0.00
P                           100.00         0.00000%             100.00               0.00              0.00               0.00

Totals            1,991,747,100.00                                           5,387,777.33              0.00               0.00


                                    Interest Distribution Statement (continued)

                                                                                  Remaining                Ending
                    Non-Supported                                   Total            Unpaid          Certificate/
                         Interest           Realized             Interest          Interest              Notional
Class                    Shortfall         Losses (4)         Distribution         Shortfall               Balance


A1                            0.00               0.00           930,314.71              0.00        340,553,759.42
A2                            0.00               0.00         1,127,767.03              0.00        425,725,572.22
A3                            0.00               0.00           601,666.08              0.00        225,390,000.00
A4                            0.00               0.00           301,276.17              0.00        108,655,000.00
A5                            0.00               0.00         1,284,633.34              0.00        470,724,830.84
A6                            0.00               0.00           323,217.72              0.00        117,681,452.61
M1                            0.00               0.00           167,806.10              0.00         59,052,000.00
M2                            0.00               0.00           155,445.18              0.00         54,047,000.00
M3                            0.00               0.00            78,422.15              0.00         27,024,000.00
M4                            0.00               0.00            73,017.17              0.00         24,021,000.00
M5                            0.00               0.00            70,569.09              0.00         23,020,000.00
M6                            0.00               0.00            46,928.14              0.00         15,013,000.00
M7                            0.00               0.00            60,072.40              0.00         17,015,000.00
M8                            0.00               0.00            53,650.62              0.00         15,013,000.00
M9                            0.00               0.00            85,326.73              0.00         20,018,000.00
B                             0.00               0.00            27,664.70              0.00          6,005,000.00
X                             0.00               0.00         6,287,368.63              0.00      1,958,967,252.69
P                             0.00               0.00           261,017.26              0.00                100.00

Totals                        0.00               0.00        11,936,163.22              0.00

(4) Amount Does Not Include Excess Special Hazard, Bankruptcy, or Fraud Losses Unless Otherwise Disclosed.
    Please Refer to the Prospectus Supplement for a Full Description.


                                             Interest Distribution Factors Statement

                                                              Beginning                           Payment of
                           Original          Current       Certificate/           Current             Unpaid            Current
                               Face      Certificate           Notional           Accrued          Interest            Interest
Class (5)                     Amount             Rate            Balance          Interest          Shortfall          Shortfall


A1                    350,000,000.00         3.11000%       992.52684880        2.65804203         0.00000000         0.00000000
A2                    446,800,000.00         2.97000%       986.93963129        2.52409810         0.00000000         0.00000000
A3                    225,390,000.00         3.10000%      1000.00000000        2.66944443         0.00000000         0.00000000
A4                    108,655,000.00         3.22000%      1000.00000000        2.77277778         0.00000000         0.00000000
A5                    480,539,000.00         3.12000%       995.03134722        2.67331755         0.00000000         0.00000000
A6                    120,135,000.00         3.14000%       995.03134723        2.69045424         0.00000000         0.00000000
M1                     59,052,000.00         3.30000%      1000.00000000        2.84166667         0.00000000         0.00000000
M2                     54,047,000.00         3.34000%      1000.00000000        2.87611116         0.00000000         0.00000000
M3                     27,024,000.00         3.37000%      1000.00000000        2.90194457         0.00000000         0.00000000
M4                     24,021,000.00         3.53000%      1000.00000000        3.03972233         0.00000000         0.00000000
M5                     23,020,000.00         3.56000%      1000.00000000        3.06555560         0.00000000         0.00000000
M6                     15,013,000.00         3.63000%      1000.00000000        3.12583361         0.00000000         0.00000000
M7                     17,015,000.00         4.10000%      1000.00000000        3.53055539         0.00000000         0.00000000
M8                     15,013,000.00         4.15000%      1000.00000000        3.57361087         0.00000000         0.00000000
M9                     20,018,000.00         4.95000%      1000.00000000        4.26250025         0.00000000         0.00000000
B                       6,005,000.00         5.35000%      1000.00000000        4.60694421         0.00000000         0.00000000
X                               0.00         0.00000%         0.00000000        0.00000000         0.00000000         0.00000000
P                             100.00         0.00000%      1000.00000000        0.00000000         0.00000000         0.00000000

(5) All classes per $1,000 denominations.




                              Interest Distribution Factors Statement (continued)

                                                                                Remaining             Ending
                    Non-Supported                                 Total            Unpaid       Certificate/
                         Interest           Realized           Interest          Interest           Notional
Class                    Shortfall         Losses (6)       Distribution         Shortfall            Balance


A1                      0.00000000         0.00000000         2.65804203        0.00000000       973.01074120
A2                      0.00000000         0.00000000         2.52409810        0.00000000       952.83252511
A3                      0.00000000         0.00000000         2.66944443        0.00000000      1000.00000000
A4                      0.00000000         0.00000000         2.77277778        0.00000000      1000.00000000
A5                      0.00000000         0.00000000         2.67331755        0.00000000       979.57674786
A6                      0.00000000         0.00000000         2.69045424        0.00000000       979.57674791
M1                      0.00000000         0.00000000         2.84166667        0.00000000      1000.00000000
M2                      0.00000000         0.00000000         2.87611116        0.00000000      1000.00000000
M3                      0.00000000         0.00000000         2.90194457        0.00000000      1000.00000000
M4                      0.00000000         0.00000000         3.03972233        0.00000000      1000.00000000
M5                      0.00000000         0.00000000         3.06555560        0.00000000      1000.00000000
M6                      0.00000000         0.00000000         3.12583361        0.00000000      1000.00000000
M7                      0.00000000         0.00000000         3.53055539        0.00000000      1000.00000000
M8                      0.00000000         0.00000000         3.57361087        0.00000000      1000.00000000
M9                      0.00000000         0.00000000         4.26250025        0.00000000      1000.00000000
B                       0.00000000         0.00000000         4.60694421        0.00000000      1000.00000000
X                       0.00000000         0.00000000         0.00000000        0.00000000         0.00000000
P                       0.00000000         0.00000000   2610172.60000000        0.00000000      1000.00000000

(6) Amount Does Not Include Excess Special Hazard, Bankruptcy,or Fraud Losses Unless
    Otherwise Disclosed. Please Refer to the Prospectus Supplement for a Full Description.





                                         CERTIFICATEHOLDER ACCOUNT STATEMENT

                                                 CERTIFICATE ACCOUNT

Beginning Balance                                                                                              0.00

Deposits
     Payments of Interest and Principal                                                               42,468,557.88
     Liquidations, Insurance Proceeds, Reserve Funds                                                           0.00
     Proceeds from Repurchased Loans                                                                           0.00
     Other Amounts (Servicer Advances)                                                                         0.00
     Realized Loss (Gains, Subsequent Expenses & Recoveries)                                                   0.00
     Prepayment Penalties                                                                                261,017.26

Total Deposits                                                                                        42,729,575.14

Withdrawals
     Reimbursement for Servicer Advances                                                                       0.00
     Payment of Service Fee                                                                            1,625,162.41
     Payment of Interest and Principal                                                                41,882,030.50


Total Withdrawals (Pool Distribution Amount)                                                          43,507,192.91

Ending Balance                                                                                                 0.00


                                      PREPAYMENT/CURTAILMENT INTEREST SHORTFALL
Total Prepayment/Curtailment Interest Shortfall                                                                0.00
Servicing Fee Support                                                                                          0.00

Non-Supported Prepayment/Curtailment Interest Shortfall                                                        0.00


                                                   SERVICING FEES

Gross Servicing Fee                                                                                      829,300.04
Credit Risk Manager's Fee                                                                                 18,244.60
PMI Premium Fee                                                                                          777,617.77
Supported Prepayment/Curtailment Interest Shortfall                                                            0.00

Net Servicing Fee                                                                                      1,625,162.41





                                                    OTHER ACCOUNTS

                                                    Beginning            Current           Current            Ending
Account Type                                           Balance        Withdrawals          Deposits           Balance


Basis Risk Reserve                                    1,000.00               0.00              0.00          1,000.00
Supplemental Interest Trust                           1,000.00               0.00              0.00          1,000.00

                                  LOAN STATUS STRATIFICATION/CREDIT ENHANCEMENT STATEMENT

         DELINQUENT               BANKRUPTCY             FORECLOSURE             REO                     Total


          No of Loans             No of Loans            No of Loans             No of Loans             No of Loans
          Principal Balance       Principal Balance      Principal Balance       Principal Balance       Principal Balance
0-29 Days                         3                      0                       0                       3
                                  290,438.77             0.00                    0.00                    290,438.77

30 Days   74                      0                      0                       0                       74
          15,518,667.12           0.00                   0.00                    0.00                    15,518,667.12

60 Days   39                      0                      0                       0                       39
          4,730,186.58            0.00                   0.00                    0.00                    4,730,186.58

90 Days   5                       1                      0                       0                       6
          586,311.28              170,000.00             0.00                    0.00                    756,311.28

120 Days  0                       0                      0                       0                       0
          0.00                    0.00                   0.00                    0.00                    0.00

150 Days  0                       0                      0                       0                       0
          0.00                    0.00                   0.00                    0.00                    0.00

180+ Days 0                       0                      0                       0                       0
          0.00                    0.00                   0.00                    0.00                    0.00

Totals    118                     4                      0                       0                       122
          20,835,164.98           460,438.77             0.00                    0.00                    21,295,603.75


          No of Loans             No of Loans            No of Loans             No of Loans             No of Loans
          Principal Balance       Principal Balance      Principal Balance       Principal Balance       Principal Balance
0-29 Days                         0.028127%              0.000000%               0.000000%               0.028127%
                                  0.014817%              0.000000%               0.000000%               0.014817%

30 Days   0.693793%               0.000000%              0.000000%               0.000000%               0.693793%
          0.791713%               0.000000%              0.000000%               0.000000%               0.791713%

60 Days   0.365648%               0.000000%              0.000000%               0.000000%               0.365648%
          0.241319%               0.000000%              0.000000%               0.000000%               0.241319%

90 Days   0.046878%               0.009376%              0.000000%               0.000000%               0.056254%
          0.029912%               0.008673%              0.000000%               0.000000%               0.038585%

120 Days  0.000000%               0.000000%              0.000000%               0.000000%               0.000000%
          0.000000%               0.000000%              0.000000%               0.000000%               0.000000%

150 Days  0.000000%               0.000000%              0.000000%               0.000000%               0.000000%
          0.000000%               0.000000%              0.000000%               0.000000%               0.000000%

180+ Days 0.000000%               0.000000%              0.000000%               0.000000%               0.000000%
          0.000000%               0.000000%              0.000000%               0.000000%               0.000000%

Totals    1.106319%               0.037502%              0.000000%               0.000000%               1.143821%
          1.062944%               0.023490%              0.000000%               0.000000%               1.086434%




                                                  Delinquency Status By Groups

                         DELINQUENT           BANKRUPTCY            FORECLOSURE          REO                  Total
 1(A)                    No of Loans          No of Loans           No of Loans          No of Loans          No of Loans
                         Principal Balance    Principal Balance     Principal Balance    Principal Balance    Principal Balance

 0-29 Days                                    0                     0                    0                    0
                                              0.00                  0.00                 0.00                 0.00

 30 Days                 6                    0                     0                    0                    6
                         491,560.95           0.00                  0.00                 0.00                 491,560.95

 60 Days                 8                    0                     0                    0                    8
                         500,264.73           0.00                  0.00                 0.00                 500,264.73

 90 Days                 2                    0                     0                    0                    2
                         307,900.04           0.00                  0.00                 0.00                 307,900.04

 120 Days                0                    0                     0                    0                    0
                         0.00                 0.00                  0.00                 0.00                 0.00

 150 Days                0                    0                     0                    0                    0
                         0.00                 0.00                  0.00                 0.00                 0.00

 180+ Days               0                    0                     0                    0                    0
                         0.00                 0.00                  0.00                 0.00                 0.00

 Totals                  16                   0                     0                    0                    16
                         1,299,725.72         0.00                  0.00                 0.00                 1,299,725.72



 0-29 Days                                    0.000000%             0.000000%            0.000000%            0.000000%
                                              0.000000%             0.000000%            0.000000%            0.000000%

 30 Days                 0.434468%            0.000000%             0.000000%            0.000000%            0.434468%
                         0.332998%            0.000000%             0.000000%            0.000000%            0.332998%

 60 Days                 0.579290%            0.000000%             0.000000%            0.000000%            0.579290%
                         0.338894%            0.000000%             0.000000%            0.000000%            0.338894%

 90 Days                 0.144823%            0.000000%             0.000000%            0.000000%            0.144823%
                         0.208581%            0.000000%             0.000000%            0.000000%            0.208581%

 120 Days                0.000000%            0.000000%             0.000000%            0.000000%            0.000000%
                         0.000000%            0.000000%             0.000000%            0.000000%            0.000000%

 150 Days                0.000000%            0.000000%             0.000000%            0.000000%            0.000000%
                         0.000000%            0.000000%             0.000000%            0.000000%            0.000000%

 180+ Days               0.000000%            0.000000%             0.000000%            0.000000%            0.000000%
                         0.000000%            0.000000%             0.000000%            0.000000%            0.000000%

 Totals                  1.158581%            0.000000%             0.000000%            0.000000%            1.158581%
                         0.880473%            0.000000%             0.000000%            0.000000%            0.880473%



                         DELINQUENT           BANKRUPTCY            FORECLOSURE          REO                  Total
 1(B)                    No of Loans          No of Loans           No of Loans          No of Loans          No of Loans
                         Principal Balance    Principal Balance     Principal Balance    Principal Balance    Principal Balance

 0-29 Days                                    0                     0                    0                    0
                                              0.00                  0.00                 0.00                 0.00

 30 Days                 41                   0                     0                    0                    41
                         10,340,109.60        0.00                  0.00                 0.00                 10,340,109.60

 60 Days                 21                   0                     0                    0                    21
                         3,172,021.85         0.00                  0.00                 0.00                 3,172,021.85

 90 Days                 3                    1                     0                    0                    4
                         278,411.24           170,000.00            0.00                 0.00                 448,411.24

 120 Days                0                    0                     0                    0                    0
                         0.00                 0.00                  0.00                 0.00                 0.00

 150 Days                0                    0                     0                    0                    0
                         0.00                 0.00                  0.00                 0.00                 0.00

 180+ Days               0                    0                     0                    0                    0
                         0.00                 0.00                  0.00                 0.00                 0.00

 Totals                  65                   1                     0                    0                    66
                         13,790,542.69        170,000.00            0.00                 0.00                 13,960,542.69



 0-29 Days                                    0.000000%             0.000000%            0.000000%            0.000000%
                                              0.000000%             0.000000%            0.000000%            0.000000%

 30 Days                 0.784089%            0.000000%             0.000000%            0.000000%            0.784089%
                         0.915080%            0.000000%             0.000000%            0.000000%            0.915080%

 60 Days                 0.401606%            0.000000%             0.000000%            0.000000%            0.401606%
                         0.280718%            0.000000%             0.000000%            0.000000%            0.280718%

 90 Days                 0.057372%            0.019124%             0.000000%            0.000000%            0.076496%
                         0.024639%            0.015045%             0.000000%            0.000000%            0.039684%

 120 Days                0.000000%            0.000000%             0.000000%            0.000000%            0.000000%
                         0.000000%            0.000000%             0.000000%            0.000000%            0.000000%

 150 Days                0.000000%            0.000000%             0.000000%            0.000000%            0.000000%
                         0.000000%            0.000000%             0.000000%            0.000000%            0.000000%

 180+ Days               0.000000%            0.000000%             0.000000%            0.000000%            0.000000%
                         0.000000%            0.000000%             0.000000%            0.000000%            0.000000%

 Totals                  1.243068%            0.019124%             0.000000%            0.000000%            1.262192%
                         1.220436%            0.015045%             0.000000%            0.000000%            1.235481%



                         DELINQUENT           BANKRUPTCY            FORECLOSURE          REO                  Total
 2(A)                    No of Loans          No of Loans           No of Loans          No of Loans          No of Loans
                         Principal Balance    Principal Balance     Principal Balance    Principal Balance    Principal Balance

 0-29 Days                                    0                     0                    0                    0
                                              0.00                  0.00                 0.00                 0.00

 30 Days                 7                    0                     0                    0                    7
                         407,623.86           0.00                  0.00                 0.00                 407,623.86

 60 Days                 3                    0                     0                    0                    3
                         89,400.00            0.00                  0.00                 0.00                 89,400.00

 90 Days                 0                    0                     0                    0                    0
                         0.00                 0.00                  0.00                 0.00                 0.00

 120 Days                0                    0                     0                    0                    0
                         0.00                 0.00                  0.00                 0.00                 0.00

 150 Days                0                    0                     0                    0                    0
                         0.00                 0.00                  0.00                 0.00                 0.00

 180+ Days               0                    0                     0                    0                    0
                         0.00                 0.00                  0.00                 0.00                 0.00

 Totals                  10                   0                     0                    0                    10
                         497,023.86           0.00                  0.00                 0.00                 497,023.86



 0-29 Days                                    0.000000%             0.000000%            0.000000%            0.000000%
                                              0.000000%             0.000000%            0.000000%            0.000000%

 30 Days                 1.008646%            0.000000%             0.000000%            0.000000%            1.008646%
                         0.477436%            0.000000%             0.000000%            0.000000%            0.477436%

 60 Days                 0.432277%            0.000000%             0.000000%            0.000000%            0.432277%
                         0.104711%            0.000000%             0.000000%            0.000000%            0.104711%

 90 Days                 0.000000%            0.000000%             0.000000%            0.000000%            0.000000%
                         0.000000%            0.000000%             0.000000%            0.000000%            0.000000%

 120 Days                0.000000%            0.000000%             0.000000%            0.000000%            0.000000%
                         0.000000%            0.000000%             0.000000%            0.000000%            0.000000%

 150 Days                0.000000%            0.000000%             0.000000%            0.000000%            0.000000%
                         0.000000%            0.000000%             0.000000%            0.000000%            0.000000%

 180+ Days               0.000000%            0.000000%             0.000000%            0.000000%            0.000000%
                         0.000000%            0.000000%             0.000000%            0.000000%            0.000000%

 Totals                  1.440922%            0.000000%             0.000000%            0.000000%            1.440922%
                         0.582147%            0.000000%             0.000000%            0.000000%            0.582147%



                         DELINQUENT           BANKRUPTCY            FORECLOSURE          REO                  Total
 2(B)                    No of Loans          No of Loans           No of Loans          No of Loans          No of Loans
                         Principal Balance    Principal Balance     Principal Balance    Principal Balance    Principal Balance

 0-29 Days                                    3                     0                    0                    3
                                              290,438.77            0.00                 0.00                 290,438.77

 30 Days                 20                   0                     0                    0                    20
                         4,279,372.71         0.00                  0.00                 0.00                 4,279,372.71

 60 Days                 7                    0                     0                    0                    7
                         968,500.00           0.00                  0.00                 0.00                 968,500.00

 90 Days                 0                    0                     0                    0                    0
                         0.00                 0.00                  0.00                 0.00                 0.00

 120 Days                0                    0                     0                    0                    0
                         0.00                 0.00                  0.00                 0.00                 0.00

 150 Days                0                    0                     0                    0                    0
                         0.00                 0.00                  0.00                 0.00                 0.00

 180+ Days               0                    0                     0                    0                    0
                         0.00                 0.00                  0.00                 0.00                 0.00

 Totals                  27                   3                     0                    0                    30
                         5,247,872.71         290,438.77            0.00                 0.00                 5,538,311.48



 0-29 Days                                    0.089233%             0.000000%            0.000000%            0.089233%
                                              0.048636%             0.000000%            0.000000%            0.048636%

 30 Days                 0.594884%            0.000000%             0.000000%            0.000000%            0.594884%
                         0.716604%            0.000000%             0.000000%            0.000000%            0.716604%

 60 Days                 0.208209%            0.000000%             0.000000%            0.000000%            0.208209%
                         0.162180%            0.000000%             0.000000%            0.000000%            0.162180%

 90 Days                 0.000000%            0.000000%             0.000000%            0.000000%            0.000000%
                         0.000000%            0.000000%             0.000000%            0.000000%            0.000000%

 120 Days                0.000000%            0.000000%             0.000000%            0.000000%            0.000000%
                         0.000000%            0.000000%             0.000000%            0.000000%            0.000000%

 150 Days                0.000000%            0.000000%             0.000000%            0.000000%            0.000000%
                         0.000000%            0.000000%             0.000000%            0.000000%            0.000000%

 180+ Days               0.000000%            0.000000%             0.000000%            0.000000%            0.000000%
                         0.000000%            0.000000%             0.000000%            0.000000%            0.000000%

 Totals                  0.803093%            0.089233%             0.000000%            0.000000%            0.892326%
                         0.878784%            0.048636%             0.000000%            0.000000%            0.927420%







                                               OTHER INFORMATION


Current Period Class A Insufficient Funds                                                                  0.00
Principal Balance of Contaminated Properties                                                               0.00

Periodic Advance                                                                                     131,177.39





                                     COLLATERAL STATEMENT
 Collateral Description                                                    Mixed Fixed & Arm
 Weighted Average Gross Coupon                                                     7.170827%
 Weighted Average Net Coupon                                                       6.670827%
 Weighted Average Pass-Through Rate                                                6.201987%
 Weighted Average Maturity(Stepdown Calculation)                                         352

 Beginning Scheduled Collateral Loan Count                                            10,789
 Number Of Loans Paid In Full                                                            123
 Ending Scheduled Collateral Loan Count                                               10,666

 Beginning Scheduled Collateral Balance                                     1,990,320,121.40
 Ending Scheduled Collateral Balance                                        1,958,967,252.69
 Ending Actual Collateral Balance at 31-Mar-2005                            1,960,137,004.72

 Monthly P&I Constant                                                          13,133,327.33
 Special Servicing Fee                                                                  0.00
 Prepayment Penalties                                                             261,017.26
 Realized Loss Amount                                                                   0.00
 Cumulative Realized Loss                                                               0.00


 Scheduled Principal                                                            1,239,793.60
 Unscheduled Principal                                                         30,113,075.11



                             Miscellaneous Reporting
   LIBOR Index                                                      2.850000%
   Net Swap Payment                                              1,407,001.43
   Prepayment Penalties                                            261,017.26
   Monthly Excess Cashflow                                       6,287,368.63
   Overcollateralization Deficiency                                      0.00
   Target Overcollateralization                                 10,008,637.60

                      Group Level Collateral Statement
Group                                                          1(A)                           1(B)                          2(A)
Collateral Description                            Fixed 15/30 & ARM              Fixed 15/30 & ARM             Fixed 15/30 & ARM
Weighted Average Coupon Rate                               8.007283                       7.059101                      7.419857
Weighted Average Net Rate                                  7.507283                       6.559101                      6.919857
Weighted Average Maturity                                       352                            352                           355
Beginning Loan Count                                          1,390                          5,302                           698
Loans Paid In Full                                                9                             73                             4
Ending Loan Count                                             1,381                          5,229                           694
Beginning Scheduled Balance                          148,910,386.00               1,149,973,370.75                 86,082,152.06
Ending Scheduled Balance                             147,512,120.47               1,129,301,943.58                 85,310,740.59
Record Date                                              03/31/2005                     03/31/2005                    03/31/2005
Principal And Interest Constant                        1,111,404.32                   7,455,160.96                    610,318.30
Scheduled Principal                                      117,764.71                     690,345.55                     78,053.90
Unscheduled Principal                                  1,280,500.82                  19,981,081.62                    693,357.57
Scheduled Interest                                       993,639.61                   6,764,815.41                    532,264.40
Servicing Fees                                            62,045.99                     479,155.57                     35,867.56
Master Servicing Fees                                          0.00                           0.00                          0.00
Trustee Fee                                                    0.00                           0.00                          0.00
FRY Amount                                                     0.00                           0.00                          0.00
Special Hazard Fee                                             0.00                           0.00                          0.00
Other Fee                                                 47,407.97                     468,278.00                     33,818.21
Pool Insurance Fee                                             0.00                           0.00                          0.00
Spread 1                                                       0.00                           0.00                          0.00
Spread 2                                                       0.00                           0.00                          0.00
Spread 3                                                       0.00                           0.00                          0.00
Net Interest                                             884,185.65                   5,817,381.84                    462,578.63
Realized Loss Amount                                           0.00                           0.00                          0.00
Cumulative Realized Loss                                       0.00                           0.00                          0.00
Percentage of Cumulative Losses                              0.0000                         0.0000                        0.0000
Prepayment Penalties                                      28,174.27                     154,875.25                     11,658.82
Special Servicing Fee                                          0.00                           0.00                          0.00
Pass-Through Rate                                          7.125244                       6.070452                      6.448426

                      Group Level Collateral Statement
Group                                                          2(B)                          Total
Collateral Description                            Fixed 15/30 & ARM              Mixed Fixed & Arm
Weighted Average Coupon Rate                               7.141897                       7.170827
Weighted Average Net Rate                                  6.641897                       6.670827
Weighted Average Maturity                                       355                            352
Beginning Loan Count                                          3,399                         10,789
Loans Paid In Full                                               37                            123
Ending Loan Count                                             3,362                         10,666
Beginning Scheduled Balance                          605,354,212.59               1,990,320,121.40
Ending scheduled Balance                             596,842,448.05               1,958,967,252.69
Record Date                                              03/31/2005                     03/31/2005
Principal And Interest Constant                        3,956,443.75                  13,133,327.33
Scheduled Principal                                      353,629.44                   1,239,793.60
Unscheduled Principal                                  8,158,135.10                  30,113,075.11
Scheduled Interest                                     3,602,814.31                  11,893,533.73
Servicing Fees                                           252,230.92                     829,300.04
Master Servicing Fees                                          0.00                           0.00
Trustee Fee                                                    0.00                           0.00
FRY Amount                                                     0.00                           0.00
Special Hazard Fee                                             0.00                           0.00
Other Fee                                                228,113.59                     777,617.77
Pool Insurance Fee                                             0.00                           0.00
Spread 1                                                       0.00                           0.00
Spread 2                                                       0.00                           0.00
Spread 3                                                       0.00                           0.00
Net Interest                                           3,122,469.80                  10,286,615.92
Realized Loss Amount                                           0.00                           0.00
Cumulative Realized Loss                                       0.00                           0.00
Percentage of Cumulative Losses                              0.0000                         0.0000
Prepayment Penalties                                      66,308.92                     261,017.26
Special Servicing Fee                                          0.00                           0.00
Pass-Through Rate                                          6.189705                       6.201987

Ex 99.2


theMurrayhillcompany


SAIL 2005-2

Credit Risk Manager Report

April 2005


The information contained in this Report is based upon a specific point in time and reflects performance solely through that point in time.  It does not forecast the performance of the portfolio in the future.  The information in this Report is not investment advice concerning a particular portfolio or security, and no mention of a particular security in this Report constitutes a recommendation to buy, sell, or hold that or any other security.

The Report is based upon information provided to The Murrayhill Company by third parties and therefore The Murrayhill Company cannot, and does not, warrant that the information contained in this Report is accurate or complete.


                            Table of Contents


Section One                                       Executive Summary


Section Two                                       Loan-Level Report


Section Three                                     Prepayment Premium Analysis


Section Four                                      Analytics



c 2005 The Murrayhill Company.  All Rights Reserved.



Section One
Executive Summary


SAIL 2005-2
Executive Summary
     March 2005

      Transaction Summary
                Closing Date:                                                          2/28/2005
                Depositor:                                              Structured Asset Securities Corporation
                Trustee(s):                                                          La Salle Bank
                Securities Administrator:                                        Wells Fargo Bank, N.A.
                Master Servicer:                                         Aurora Loan Services Master Servicing
                Servicer(s):                                 Aurora Loan Services, Chase Home Finance, Option One Mortgage,
                                                                                 Wells Fargo Bank, N.A.
                Mortgage Insurer(s):                                    Mortgage Guaranty Insurance Corporation
                Delinquency Reporting Method:                                             OTS1

     Collateral Summary
                                                                                 2/28/2005 as a Percentage of
                                          Closing Date         2/28/20052                Closing Date


                Collateral Balance       $2,004,065,650      $1,568,709,856                 78.27%
                Loan Count                   10,828              8,182                      75.56%




1  OTS Method:    A current loan becomes 30 days delinquent if the scheduled payment is not made by the close of business on the corresponding day of the following month. Similarly for 60 days delinquent and the second immediately succeeding month and
    90 days delinquent and the third immediately succeeding month.
2  These figures are based upon information provided to Murrayhill by the servicers on a monthly basis.


Data Issues

      In the 3/25/2005 remittance, Murrayhill did not receive an investor reporting file from one servicer, whose loans were scheduled to be service transferred on 3/1/2005.  Murrayhill is working with the master servicer on this issue and will ensure that these 2,532 loans are reported on by the new servicer in the 4/25/2005 remittance.

Collateral Statistics
                                                      Loan Count                   Summed Balance

               Repurchases*                               0                              $0

          First Payment Defaults                          22                         $3,673,401

         Early Payment Defaults**                         0                              $0

     Multiple Loans to One Borrower***                    N/A                            N/A

* Refers to loans repurchased in the current month

** A default that occurs on the second or third scheduled payment

*** We are currently awaiting the borrower information necessary to populate these fields

                                                   Second Lien Statistics
                                                      Loan Count                   Summed Balance

      Total Outstanding Second Liens                     396                         $17,948,180

            30 Days Delinquent                            4                           $104,938

            60 Days Delinquent                            0                              $0

           90+ Days Delinquent                            0                              $0

Prepayments

        Remittance Date                 Beginning Collateral Balance         Total Prepayments          Percentage of Prepayment

           3/25/2005                           $2,001,755,738                   $10,195,027                       0.51


Prepayment Premium Analysis
   Prepayment Premium Issues for the Current Month
      In the 3/25/2005 remittance, 14 loans with active prepayment penalty flags were paid off.  The servicers remitted premiums for 11 of these loans, as well as one loan that was paid off and did not contain an active prepayment premium flag, totaling $86,081.  We have asked the servicers about the three loans for which no premiums were remitted and are awaiting a response.


c 2005 The Murrayhill Company.  All Rights Reserved.


Section Two
Loan-Level Report


              Loan-Level Report Definitions


FICO  r:  Represents the borrower's credit score at the time of securitization/origination.

Last Paid Date:   Either the interest paid-through date or the last contractually due payment made by the borrower.  Murrayhill uses this date to calculate delinquencies.

Valuation:   Represents what is believed to be the most accurate known value of a property based on
Murrayhill's internal formulas.  Several value appraisals may exist for a property, yet only what is believed to be the most accurate value according to these formulas is shown on the report. When no value is available, a valuation known as an "internal estimate" is calculated according to an internal formula that adjusts the original value of the property by the Housing Price Index (HPI) and a discount based on credit class.

Liquidation Date:    Murrayhill's internal estimate of the date on which the loan will liquidate if it proceeds through foreclosure and REO.  This date takes into consideration servicing and state foreclosure timelines, as well as an estimated REO marketing period.

Estimated Loss/(Gain):   Murrayhill's internal estimate of the loss (or gain) that the loan will experience if it liquidates on the Liquidation Date.

Delinquency Status:    Indicates the monthly payment and delinquency history for an individual loan.
The right-most character specifies the last known delinquency status, according to the following:

       C     The contractually due payment arrived on time.
       3     The contractually due payment had not arrived within thirty days.
       6     The contractually due payment had not arrived within sixty days.
       9     The contractually due payment had not arrived within ninety days.
       F     The property is in the process of foreclosure.
       R     The property is real estate owned (REO).
       0     The mortgage has either liquidated or been paid off.

Delinquency Method:     The delinquencies for this security are calculated according to the OTS method: a current loan becomes 30 days delinquent if the scheduled payment is not made by the close of business on the corresponding day of the following month.


SAIL 2005-2 Loan-Level Report
Mortgage Data Through: February 28, 2005
Watchlist

Lien       State      First Pmt.      Valuation          Orig. Appr.       Orig Amount        OLTV
Severity           Liq. Date          Est (Gain)/Loss*            Delinquency
Loan Number        Group      FICO    r        Last Paid Dt.      Valuation Date    Current
Value      Current Bal       CLTV     MI TypeCoverage             MI Certificate    Status
6124691  1           MA        9/1/2004          Internal Estimate           $165,000
$156,655           95%       39.34%    1/1/2006          $61,642  3
564       12/1/2004          6/30/2004         $125,400           $156,326           125%
Active - Pay Plan
Default Reason:(Unknown)
4/11/2005          This loan was added to the Watchlist because it is a first-payment default.  The loan is currently 30 days delinquent, and the borrower is on a payment plan.  Murrayhill will monitor this loan to ensure that the proper loss mitigation techniques are employed if this loan remains delinquent.
6124733  1           OK        11/1/2004         Internal Estimate           $110,000
$86,400   79%         25.60%    6/1/2006          $22,119  3
727       12/1/2004          6/30/2004         $83,600  $86,219  103%          Active
Default Reason:(Unknown)
4/11/2005          This loan was added to the Watchlist because it is a first-payment default.  The loan is currently 30 days delinquent, and Murrayhill will monitor this loan to ensure that the proper loss mitigation techniques are employed if this loan remains delinquent.
6124763  1           NV        12/1/2004         Internal Estimate           $150,000
$80,000   53%         -15.74%  3/1/2006             ($12,597)          3
614       12/1/2004          6/30/2004         $112,757           $80,000  71%         Active
Default Reason:(Unknown)
4/11/2005          This loan was added to the Watchlist because it is a first-payment default.  The loan is currently 30 days delinquent, and Murrayhill will monitor this loan to ensure that the proper loss mitigation techniques are employed if this loan remains delinquent.
6124772  1           TX        9/1/2004          Internal Estimate           $72,000  $63,000  88%
36.46%    12/1/2005          $22,970 3
769          12/1/2004          6/30/2004         $54,720  $62,825  115%          Active
Default Reason:(Unknown)
4/11/2005          This loan was added to the Watchlist because it is a first-payment default.  The loan is currently 30 days delinquent, and Murrayhill will monitor this loan to ensure that the proper loss mitigation techniques are employed if this loan remains delinquent.
6124788  1           NV        12/1/2004         Internal Estimate           $200,000
$170,000           85%       29.53%    2/1/2006          $50,204  6
570       11/1/2004          6/30/2004         $152,000           $170,000           112%
Active
Default Reason:(Unknown)
4/11/2005          This loan was added to the Watchlist because it is a first-payment default.  The loan is currently 60 days delinquent, and Murrayhill will monitor this loan to ensure that the proper loss mitigation techniques are employed if this loan remains delinquent.
6125213  1           NV        12/1/2004         Internal Estimate           $213,000
$170,400           80%       24.83%    3/1/2006          $42,312  3
691       12/1/2004          6/30/2004         $160,115           $170,267           106%
Active
Default Reason:(Unknown)
4/11/2005          This loan was added to the Watchlist because it is a first-payment default.  The loan is currently 30 days delinquent, and Murrayhill will monitor this loan to ensure that the proper loss mitigation techniques are employed if this loan remains delinquent.
6116075  1           IL        1/1/2005          Internal Estimate           $224,000
$190,400           85%       35.90%    12/1/2006         $68,359  3
533       12/1/2004          6/30/2004         $168,332           $190,400           113%     L
0.00%      22323010          Active
Default Reason:(Unknown)
4/13/2005          This loan was added to the Watchlist because it is a first-payment default.  The loan is currently 30 days delinquent, and Murrayhill will monitor this loan to ensure that the proper loss mitigation techniques are employed if this loan remains delinquent.
6116118  1          CA       1/1/2005         Internal Estimate         $180,000
$112,500          63%      6.48%      3/1/2006       $7,296    3
725      12/1/2004         6/30/2004        $128,633         $112,500          87%
Active
Default Reason:(Unknown)
4/13/2005         This loan was added to the Watchlist because it is a first-payment default.  The loan is currently 30 days delinquent, and Murrayhill will monitor this loan to ensure that the proper loss mitigation techniques are employed if this loan remains delinquent.
6116230  1          CA       1/1/2005         Internal Estimate         $345,000
$276,000          80%      25.88%    3/1/2006        $71,454  3
724      12/1/2004         6/30/2004        $249,491         $276,000          111%
Active
Default Reason:(Unknown)
4/13/2005         This loan was added to the Watchlist because it is a first-payment default.  The loan is currently 30 days delinquent, and Murrayhill will monitor this loan to ensure that the proper loss mitigation techniques are employed if this loan remains delinquent.
6116266  1          CA       1/1/2005         Internal Estimate         $299,000
$239,200          80%      25.07%    3/1/2006        $59,974  3
710      12/1/2004         6/30/2004        $219,264         $239,200          109%
Active
Default Reason:(Unknown)
4/13/2005         This loan was added to the Watchlist because it is a first-payment default.  The loan is currently 30 days delinquent, and Murrayhill will monitor this loan to ensure that the proper loss mitigation techniques are employed if this loan remains delinquent.
6116293  1          RI       1/1/2005         Internal Estimate         $249,000
$199,200          80%      24.58%    2/1/2006        $48,973  3
557      12/1/2004         6/30/2004        $186,534         $199,200          107%
Active
Default Reason:(Unknown)
4/13/2005         This loan was added to the Watchlist because it is a first-payment default.  The loan is currently 30 days delinquent, and Murrayhill will monitor this loan to ensure that the proper loss mitigation techniques are employed if this loan remains delinquent.
6116364  2          MI       1/1/2005         Internal Estimate         $158,000
$29,400   19%        110.00%   7/1/2006           $32,340  3
672      12/1/2004         6/30/2004        $119,409         $29,400  25%        Active
Default Reason:(Unknown)
4/13/2005         This loan was added to the Watchlist because it is a first-payment default.  The loan is currently 30 days delinquent, and Murrayhill will monitor this loan to ensure that the proper loss mitigation techniques are employed if this loan remains delinquent.
6116384  1          TN       1/1/2005         Internal Estimate         $96,000  $76,000  79%
27.60%    1/1/2006         $20,981 3
669      12/1/2004         6/30/2004        $72,075  $76,000  105%        Active
Default Reason:(Unknown)
4/13/2005         This loan was added to the Watchlist because it is a first-payment default.  The loan is currently 30 days delinquent, and Murrayhill will monitor this loan to ensure that the proper loss mitigation techniques are employed if this loan remains delinquent.
6116579   1          IN       1/1/2005         Internal Estimate         $58,000  $52,200  90%
49.66%    6/1/2006         $25,925 3
566      12/1/2004         6/30/2004        $44,123  $52,200  118%        Active
Default Reason:(Unknown)
4/13/2005         This loan was added to the Watchlist because it is a first-payment default.  The loan is currently 30 days delinquent, and Murrayhill will monitor this loan to ensure that the proper loss mitigation techniques are employed if this loan remains delinquent.
6116667  1          FL       1/1/2005         Internal Estimate         $205,000
$130,000          63%      8.93%      4/1/2006       $11,615  3


552      12/1/2004         6/30/2004        $147,908         $130,000          88%
Active
Default Reason:(Unknown)
4/13/2005         This loan was added to the Watchlist because it is a first-payment default.  The loan is currently 30 days delinquent, and Murrayhill will monitor this loan to ensure that the proper loss mitigation techniques are employed if this loan remains delinquent.
6116671  2          FL       1/1/2005         Internal Estimate         $127,000
$24,950   20%        110.00% 4/1/2006           $27,445 3
658      12/1/2004         6/30/2004        $91,631 $24,950 27%         Active
Default Reason:(Unknown)
4/13/2005         This loan was added to the Watchlist because it is a first-payment default.  The loan is currently 30 days delinquent, and Murrayhill will monitor this loan to ensure that the proper loss mitigation techniques are employed if this loan remains delinquent.
6116672  1          FL       1/1/2005         Internal Estimate         $127,000
$99,600   78%        31.66%    4/1/2006        $31,541 3
658      12/1/2004         6/30/2004        $91,631  $99,600 109%        Active
Default Reason:(Unknown)
4/13/2005         This loan was added to the Watchlist because it is a first-payment default.  The loan is currently 30 days delinquent, and Murrayhill will monitor this loan to ensure that the proper loss mitigation techniques are employed if this loan remains delinquent.
6116680  1          FL       1/1/2005         Internal Estimate         $74,000 $66,600 90%
47.09%    4/1/2006         $31,3643
588      12/1/2004         6/30/2004        $53,569 $66,600 124%        L        0.00%
22323131          Active
Default Reason:(Unknown)
4/13/2005         This loan was added to the Watchlist because it is a first-payment default.  The loan is currently 30 days delinquent, and Murrayhill will monitor this loan to ensure that the proper loss mitigation techniques are employed if this loan remains delinquent.
6116831  1          MD       1/1/2005         Internal Estimate         $272,000
$231,200          85%      29.56%    1/1/2006        $68,366  3
707      12/1/2004         6/30/2004        $201,346         $231,200          115%
Active
Default Reason:(Unknown)
4/13/2005         This loan was added to the Watchlist because it is a first-payment default.  The loan is currently 30 days delinquent, and Murrayhill will monitor this loan to ensure that the proper loss mitigation techniques are employed if this loan remains delinquent.
6119787  1          RI       1/1/2005         Internal Estimate         $330,000
$264,000          80%      23.17%    1/1/2006        $61,183  3
515      12/1/2004         6/30/2004        $247,214         $264,000          107%
Active
Default Reason:(Unknown)
4/11/2005         This loan was added to the Watchlist because it is a first-payment default.  The loan is currently 30 days delinquent, and Murrayhill will monitor this loan to ensure that the proper loss mitigation techniques are employed if this loan remains delinquent.
6119883  1          CA       1/1/2005         Internal Estimate         $130,000
$104,000          80%      31.09%    3/1/2006        $32,341  3
600      12/1/2004         6/30/2004        $92,902  $104,000           112%     Active
Default Reason:(Unknown)
4/11/2005         This loan was added to the Watchlist because it is a first-payment default.  The loan is currently 30 days delinquent, and Murrayhill will monitor this loan to ensure that the proper loss mitigation techniques are employed if this loan remains delinquent.
6121565  1          HI       1/1/2005         Internal Estimate         $529,000
$502,550          95%      37.33%    3/1/2006        $187,629         3
657      12/1/2004         6/30/2004        $391,690         $502,550          128%    L
0.00%      22324506        Active
Default Reason:(Unknown)
4/11/2005         This loan was added to the Watchlist because it is a first-payment default.  The loan is currently 30 days delinquent, and Murrayhill will monitor this loan to ensure that the proper loss mitigation techniques are employed if this loan remains delinquent.
6123575  1          NV       1/1/2005         Internal Estimate         $440,000
$352,000          80%      22.22%    3/1/2006        $78,217 3
622      12/1/2004         6/30/2004        $330,754         $352,000          106%
Active
Default Reason:(Unknown)
4/11/2005         This loan was added to the Watchlist because it is a first-payment default.  The loan is currently 30 days delinquent, and Murrayhill will monitor this loan to ensure that the proper loss mitigation techniques are employed if this loan remains delinquent.
6123692  1          MI       1/1/2005         Internal Estimate         $174,000
$156,600          90%      38.65%    7/1/2006        $60,535  3
542      12/1/2004         6/30/2004        $131,501         $156,600          119%    L
0.00%      22325309        Active
Default Reason:(Unknown)
4/11/2005         This loan was added to the Watchlist because it is a first-payment default.  The loan is currently 30 days delinquent, and Murrayhill will monitor this loan to ensure that the proper loss mitigation techniques are employed if this loan remains delinquent.
6123981  1          CA       1/1/2005         Internal Estimate         $410,000
$328,000          80%      22.26%    3/1/2006        $73,019  3
659      12/1/2004         6/30/2004        $303,847         $328,000          108%
Active
Default Reason:(Unknown)
4/11/2005         This loan was added to the Watchlist because it is a first-payment default.  The loan is currently 30 days delinquent, and Murrayhill will monitor this loan to ensure that the proper loss mitigation techniques are employed if this loan remains delinquent.
6124577  1          CA       1/1/2005         Internal Estimate         $115,000
$50,001   43%        -35.79%  3/1/2006           ($17,896)        3
502      12/1/2004         6/30/2004        $85,225  $50,001  59%         Active
Default Reason:(Unknown)
4/11/2005         This loan was added to the Watchlist because it is a first-payment default.  The loan is currently 30 days delinquent, and Murrayhill will monitor this loan to ensure that the proper loss mitigation techniques are employed if this loan remains delinquent.
6126381  1          OH       11/1/2004        Internal Estimate         $250,000
$212,500          85%      32.39%    7/1/2006        $68,847  3
543      12/1/2004         6/30/2004        $190,000         $212,235          112%    L
0.00%      22325842        Active
Default Reason:(Unknown)
4/11/2005         This loan was added to the Watchlist because it is a first-payment default.  The loan is currently 30 days delinquent, and Murrayhill will monitor this loan to ensure that the proper loss mitigation techniques are employed if this loan remains delinquent.

* The estimated loss includes estimated mortgage insurance proceeds where applicable.


c 2005 The Murrayhill Company.  All Rights Reserved.



Section Three
Prepayment Premium Analysis




              Reconciliation of Prepayment Premiums for SAIL 2005-2
                    Mortgage Data Through: February 28, 2005

Section 1:       Prepayment premiums remitted to the P Class by the trustee.  This information is taken from the Statement to
                 Certificateholders prepared by the trustee.

                          Trustee Remittance Date
              Class                  25-Mar-05
              P Class                 $86,081

Section 2:       Prepayment premiums collected by the servicers and remitted to the trustee.  This information is reported to
                 Murrayhill by the servicers each month.

                              Trustee Remittance Date
               Servicer              25-Mar-05
                 TOTAL                $86,081


Section 3:       Reconciliation of the amount remitted to the P Class by the trustee and the amounts remitted by the servicers to the trustee.


Amount remitted to the P Class:                             $86,081
Amount remitted by servicers:                               $86,081
Difference:                                                   $0



Aggregate Paid-Off Loans Report for SAIL 2005-2
Mortgage Data Through: February 28, 2005
Trustee Remittance Date                                                 25-Feb-05
Loans with Active Prepayment Flags with Premiums
Remitted (A)                                                                   11

Loans without Prepayment Flags wtih Premiums Remitted                           1
Total Loans with Premiums Remitted (B)                                         12

Loans with Active Prepayment Flags (C)                                         14

Loans without Prepayment Flags with Premiums Remitted                           1
Subtotal (D)                                                                   15

Premiums Remitted for loans with Active Prepayment
                                                                           78.57%
Flags (A/C)

Total Loans with Premiums Remitted to the Subtotal (B/D)                   80.00%

Total Paid-Off Loans (E)                                                       37
Total Loans with Premiums Remitted to the Total Paid-Off
Loans (B/E)                                                                32.43%


Paid-Off Loans Exception Report for SAIL 2005-2
Mortgage Data Through: February 28, 2005

                                                                                                           Total
Total Paid-Off Loans with Flags                                                                            14
Less Exceptions:

Loans with Expired Prepayment Clauses (as stated in the Note)*                                             0

Loans that Contained a Clause Allowing Prepayment Premiums to be Waived at the Time of Liquidation*        0

Repurchased/Service Transferred Loans*                                                                     0

Loans that were Liquidated out of REO status*                                                              0

Loans with Discrepancies between the Data File and the Note*                                               0


Defaulted Liquidated Loans that Could Not Have Premiums Collected because of the Acceleration of the
Debt*                                                                                                      0

Loans that were Liquidated Through Loss Mitigation Efforts*                                                0

Total Paid-Off Loans with Active Prepayment Flags (C)                                                      14

Other Exceptions:

Paid-Off Loans that Did Not Have Premiums Collected because of State Statutes                              0

Paid-Off Loans with Active Prepayment Flags that Did Not Have Premiums Remitted                            3
* These categories are mutually exclusive.



                                                  Paid-Off Loans With Prepayment Flags for SAIL 2005-2
                                                       Mortgage Data Through: February 28, 2005

                                                                            % of
             Delinquency Origination PPP               Payoff     PPP       Premium to No Premium    PPP
Loan Number  String      Date        Flag  Exp. Date   Balance    Remitted  Payoff     Remitted, w/  Remitted,
                                                                            Balance    Flag          No Flag

6119726      0           11/29/2004  2     11/29/2006  $663,771   $0        0%
6122835      0           12/30/2004  2     12/30/2006  $271,848   $0        0%
6124744      0           9/3/2004    2     9/3/2006    $289,988   $0        0%
6125946      0           11/30/2004  0     11/30/2004  $65,502    $1,966    3%                       6125946
6124715      0           8/4/2004    2     8/4/2006    $149,548   $5,141    3%
6116212      0           9/8/2004    2     9/8/2006    $145,573   $4,441    3%
6119715      0           10/25/2004  2     10/25/2006  $560,812   $13,466   2%
6118579      0           11/3/2004   2     11/3/2006   $199,487   $5,783    3%
6116097      0           11/13/2004  2     11/13/2006  $598,215   $16,162   3%
6121166      0           12/2/2004   2     12/2/2006   $38,762    $388      1%
6119543      0           12/6/2004   2     12/6/2006   $191,250   $4,391    2%
6118666      0           12/7/2004   2     12/7/2006   $233,543   $6,761    3%
6119876      0           12/16/2004  2     12/16/2006  $299,852   $11,379   4%
6121499      0           12/22/2004  2     12/22/2006  $239,829   $7,385    3%
6123592      0           12/27/2004  2     12/27/2006  $310,500   $8,818    3%




Loan Number             Comments


6119726                 Awaiting servicers response
6122835                 Awaiting servicers response
6124744                 Awaiting servicers response



c 2005 The Murrayhill Company.  All Rights Reserved.



Section Four
Analytics


SAIL 2005-2 FICO Distribution by Status
Mortgage Data Through: February 28, 2005

FICO              Delinquency    Percentage
500               Current        0.009
500               Delinquent     0.032
510               Current        0.019
520               Current        0.023
520               Delinquent     0.032
520               Paid Off       0.1
530               Current        0.027
530               Delinquent     0.032
540               Current        0.034
540               Delinquent     0.065
540               Paid Off       0.05
550               Current        0.037
550               Delinquent     0.032
560               Current        0.037
560               Delinquent     0.065
560               Paid Off       0.05
570               Current        0.038
570               Delinquent     0.065
570               Paid Off       0.05
580               Current        0.039
590               Current        0.047
590               Delinquent     0.097
590               Paid Off       0.05
600               Current        0.059
600               Delinquent     0.032
610               Current        0.062
610               Delinquent     0.032
610               Paid Off       0.1
620               Current        0.066
620               Delinquent     0.032
630               Current        0.076
630               Delinquent     0.032
630               Paid Off       0.15
640               Current        0.072
650               Current        0.07
650               Paid Off       0.15
660               Current        0.053
660               Delinquent     0.129
660               Paid Off       0.1
670               Current        0.044
670               Delinquent     0.097
670               Paid Off       0.1
680               Current        0.037
680               Paid Off       0.05
690               Current        0.03
690               Delinquent     0.032
700               Current        0.024
710               Current        0.021
710               Delinquent     0.065
720               Current        0.018
720               Delinquent     0.032
720               Paid Off       0.05
730               Current        0.014
730               Delinquent     0.065
740               Current        0.014
750               Current        0.011
760               Current        0.008
770               Current        0.005
770               Delinquent     0.032
780               Current        0.004
790               Current        0.002
800               Current        0.001
810               Current        0

Status            # of Loans     Average       Std. Deviation
Current                    8,151           623          60.304
Delinquent                    31           625           71.62
Paid Off                      20           620          55.109
Total:                     8,202

SAIL 2005-2 Loan-to-Value Distribution by Status
Mortgage Data Through: February 28, 2005

LTV               Delinquency    Percentage
0.1               Current        0.003
0.2               Current        0.045
0.2               Paid Off       0.05
0.2               Delinquent     0.129
0.3               Current        0.007
0.4               Paid Off       0.05
0.4               Delinquent     0.032
0.4               Current        0.009
0.5               Delinquent     0.032
0.5               Current        0.018
0.5               Paid Off       0.05
0.6               Current        0.04
0.6               Paid Off       0.1
0.6               Delinquent     0.065
0.7               Paid Off       0.2
0.7               Current        0.089
0.8               Paid Off       0.4
0.8               Delinquent     0.355
0.8               Current        0.449
0.9               Paid Off       0.15
0.9               Delinquent     0.355
0.9               Current        0.241
1                 Delinquent     0.032
1                 Current        0.099

Status                # of Loans       Average Std. Deviation
Current                    8,151         0.815           0.119
Delinquent                    31         0.819           0.122
Paid Off                      20         0.747           0.144
Total:                     8,202


SAIL 2005-2 Balance Distribution by Status
Mortgage Data Through: February 28, 2005

Balance           Delinquency    Percentage
10000             Current        0.001
20000             Current        0.008
20000             Delinquent     0.065
30000             Current        0.023
30000             Delinquent     0.065
40000             Current        0.02
50000             Current        0.027
50000             Delinquent     0.097
60000             Current        0.03
60000             Delinquent     0.032
70000             Current        0.033
70000             Delinquent     0.032
80000             Current        0.033
80000             Delinquent     0.065
90000             Current        0.037
90000             Delinquent     0.032
100000            Current        0.043
100000            Delinquent     0.065
110000            Current        0.045
110000            Delinquent     0.032
120000            Current        0.05
130000            Current        0.043
130000            Delinquent     0.032
140000            Current        0.042
150000            Current        0.038
160000            Current        0.037
160000            Delinquent     0.065
170000            Current        0.035
170000            Delinquent     0.065
180000            Current        0.034
180000            Delinquent     0.032
190000            Current        0.031
190000            Delinquent     0.032
200000            Current        0.032
200000            Delinquent     0.032
210000            Current        0.025
210000            Delinquent     0.032
220000            Current        0.025
230000            Current        0.021
230000            Delinquent     0.032
240000            Current        0.025
240000            Delinquent     0.032
250000            Current        0.019
260000            Current        0.019
260000            Delinquent     0.032
270000            Current        0.018
280000            Current        0.021
280000            Delinquent     0.032
290000            Current        0.014
300000            Current        0.014
310000            Current        0.013
320000            Current        0.013
330000            Current        0.011
330000            Delinquent     0.032
340000            Current        0.011
350000            Current        0.009
350000            Delinquent     0.032
360000            Current        0.009
370000            Current        0.008
380000            Current        0.009
390000            Current        0.005
400000            Current        0.009
410000            Current        0.004
420000            Current        0.006
430000            Current        0.006
440000            Current        0.004
450000            Current        0.004
460000            Current        0.004
470000            Current        0.003
480000            Current        0.004
490000            Current        0.003
500000            Current        0.003
500000            Delinquent     0.032
510000            Current        0.002
520000            Current        0.002
530000            Current        0.002
540000            Current        0.001
550000            Current        0.002
560000            Current        0.001
570000            Current        0.001
580000            Current        0.001
590000            Current        0.001
600000            Current        0.002
610000            Current        0
620000            Current        0
630000            Current        0
640000            Current        0
650000            Current        0.001
660000            Current        0
670000            Current        0
690000            Current        0
700000            Current        0
710000            Current        0
720000            Current        0.001
730000            Current        0
740000            Current        0
750000            Current        0
760000            Current        0
800000            Current        0
820000            Current        0
870000            Current        0
900000            Current        0
910000            Current        0
920000            Current        0
990000            Current        0
1000000           Current        0
1010000           Current        0
1100000           Current        0
1120000           Current        0
1200000           Current        0
1260000           Current        0
1300000           Current        0
1500000           Current        0

Status                # of Loans       Average  Std. Deviation
Current                    8,151    191,878.99      126,085.23
Delinquent                    31    151,747.91      111,865.42
Total:                     8,182



SAIL 2005-2 Mortgage Type Distribution by Status
Mortgage Data Through: February 28, 2005

Mortgage Type          Delinquency    Percentage
Investment Home        Current                       0.074
Investment Home        Paid Off                       0.05
Primary Home           Current                       0.911
Primary Home           Delinquent                    0.968
Primary Home           Paid Off                       0.85
Second Home            Current                       0.015
Second Home            Delinquent                    0.032
Second Home            Paid Off                        0.1

Mortgage Type              Loan Count        Total Balance    Avg. Balance   Std. Deviation
ARM                             6,882     1,401,963,157.90      203,714.50       125,718.19
Fixed                           1,320       166,746,697.95      126,323.26       107,824.13
Total:                          8,202     1,568,709,855.85

SAIL 2005-2 Mortgage Term Distribution by Status
Mortgage Data Through: February 28, 2005

Mortgage Term          Delinquency    Percentage
180                    Current        0.009
240                    Current        0.004
240                    Delinquent     0.032
300                    Current        0
360                    Current        0.987
360                    Delinquent     0.968
360                    Paid Off       1

# of Loans             Other 120      180                  240             300              360
8,202                  0 0            73                   32              1                8,096


SAIL 2005-2 Mortgage Purpose Distribution
Mortgage Data Through: February 28, 2005

-------------------------------------------------------------------
Origination Statistics
Number of  Loans:        10,828

Purpose             Number                       Percentage
Cash-out
refinance           4,671                        43.1%

Purchase            5,294                        48.9%

Rate/term           596                          5.5%

Home                0                            0.0%

Other               267                          2.5%

Total               10,828                       100%

-------------------------------------------------------------------

Current Loans
Number of Loans:             8,151

Purpose           Number                        Percentage
Cash-out
refinance         3,895                         47.8%

Purchase          3,767                         46.2%

Rate/term         453                           5.6%

Home              0                             0.0%

Other             36                            0.4%

Total             8,151                         100%

-------------------------------------------------------------------

Delinquent Loans
Number of Loans:                31

Purpose             Number                      Percentage
Cash-out
refinance           13                          41.9%

Purchase            15                          48.4%

Rate/term           3                           9.7%

Home                0                           0.0%

Other               1                           5.0%

Total               31                          100%

-------------------------------------------------------------------

Paid Off Loans
Number of Loans:                 20

Purpose            Number                       Percentage
Cash-out
refinance          11                           55.0%

Purchase           8                            40.3%

Rate/term          0                            0.0%

Home               0                            0.0%

Other              1                            5.0%

Total              20                           100%

-------------------------------------------------------------------

SAIL 2005-2 Ownership Distribution by Status
Mortgage Data Through: February 28, 2005

Ownership Type                   Delinquency        Percentage
Investment Home                  Current            0.074
Investment Home                  Paid Off           0.05
Primary Home                     Current            0.911
Primary Home                     Delinquent         0.968
Primary Home                     Paid Off           0.85
Second Home                      Current            0.015
Second Home                      Delinquent         0.032
Second Home                      Paid Off           0.1

Title                            # of Loans
Investment Home                  606
Primary Home                     7,469
Second Home                      127
Total:                           8,202


SAIL 2005-2 Delinquent Count Over Time
Mortgage Data Through: February 28, 2005

AsOfDate     30 Days    60 Days    90 Days    Foreclosure      REO
2/28/2005         29         2         0          0             0


SAIL 2005-2 Delinquent Balance Over Time
Mortgage Data Through: February 28, 2005

Total Balance in Status

AsOfDate      30 Days         60 Days    90 Days      Foreclosure    REO
28-Feb-05     $4,480,734      $223,451   $0              -           -


SAIL 2005-2 Conditional Prepayment Rates
Mortgage Data Through: February 28, 2005

Date             Distribution Date      CPR        3-Month MA   6-Month MA    12-Month MA
2/28/2005        3/25/2005              6.74%


SAIL 2005-2 Historical SDA Performance
Mortgage Data Through: February 28, 2005

             Weighted         Default    Monthly
Date         Average Age       Amt       Default Rate   CDR (F-R)   SDA Curve   SDA %
28-Feb-05      1.95             $0        0.00%          0.00%      0.04%       0%
Averages:      1.95             $0        0.00%          0.00%      0.04%       0%

